UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

January 21, 2010

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Truesport Alliances, Ltd.

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(Exact Name of Registrant as Specified in Its Charter)

Delaware

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(State or Other Jurisdiction of Incorporation)

000-53564	26-1395403
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(Commission File Number)	(IRS Employer Identification No.)

4040 W. Hacienda Drive, Suite 120, Las Vegas, Nevada 89118

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(Address of Principal Executive Offices) (Zip Code)

702-838-2582

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(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 21, 2010, Eddie Wenrick, was appointed Interim CEO, of Truesport Alliances, Ltd. Mr. Wenrick's interim term is three (3) months. Truesport Alliances, Ltd. is in negotiations to have a formal long term contract in place with Mr. Wenrick prior to the expiration of the three (3) month term.

The following is Mr. Wenrick’s background:

Professional Experience and Accomplishments

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Sold over 50 million records and generated over 100 million dollars in gross revenue from major recording artists

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Developed worldwide strategic partners to increase media awareness of artist events.

Hitlab.com; Montreal, Canada

President and Acting CEO; June 2008-Present

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Hitlab is an online lab where musicians can come and test out their songs to find out if they have a potential hit on their hands using revolutionary DHS technology

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Hitlab is also holding a contest where an artist could see their dreams of getting a record deal fulfilled

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For both musicians and music enthusiasts

Caribou Management; Boulder, CO, Los Angeles, CA, and Nashville, TN

President; May 2008 – Present

Iconic Records; Nashville, TN and Denver, CO

Senior Entertainment Consultant; 2006-Present

Wenrick Entertainment Group; Mission Viejo, CA.

CEO, 2003- Present

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Senior Consultant for film, television, and records

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Pursued development of entertainment projects in Las Vegas

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Internet marketing promotion and video streaming in major hotels

Manager of Recording Artists; Los Angeles, CA.

2000-2003

Jeff McClusky & Associates; Chicago, Illinois.

Senior VP of Consulting and Concert Department; 1997-1999

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Top independent promotion company in the US.

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Promoted radio shows

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Developed non-traditional income for the radio stations

Marathon Media; Chicago, Illinois.

President of Music Division of Major Broadcasting; 1995-1996

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Operated, bought, and sold radio stations

Weintraub Entertainment Group and Tom Huelett & Associates; Santa Monica, CA

Senior Vice President and Partner; 1989-1995

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Company operated 17 amphitheaters

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Managed major recording artists such as The Beach Boys, Moody Blues, Three Dog Night, Warrant, Harry Belafonte, Frank Zappa, and many more.

Caribou Records and Films – Country Music Television (James William Guercio); Beverly Hills, CA and Boulder, CO.

Senior VP; 1987-1988

Headliner Entertainment Magazine; Los Angeles, CA and Boulder, CO

Senior VP and Co-Publisher; 1985-1987

Aucoin Management and Rock Steady Productions; Los Angeles, CA and NYC, NY

Vice President of Rock Steady Productions, offices in LA and NYC; 1980-1983

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Company managed the group Kiss; Mr. Wenrick assisted Bill Aucoin

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There was a showroom with 5,000 items with the group Kiss’s name on them.

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Multi-million dollar publishing deal accomplished with MCA

W and L Productions; Los Angeles, CA

Co-CEO and Owner; 1976-1980

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Signed artists to production companies and placed artists with major labels, personal management, music publishing and concert promotion

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Re-established Concert Express

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Promoted shows with Fleetwood Mac

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Placed over 25 artists with major record labels

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Bob Eubanks and Bill Leopold were partners.

Epic Records; Los Angeles, CA

Vice President and General Manager; 1973-1976

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Ran the entire West Coast

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All departments reported to Mr. Wenrick

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Signed and developed numerous multi-platinum artists

Columbia Records Division of CBS; New York

Director of A&R; 1970-1973

Welk Music Group; Santa Monica, CA

Professional Manager and Song Plugger; 1969-1970

Paul Handler & Associates; Seattle and Spokane, WA

Agent and Promoter; 1964-1968

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Principal in the early stages of Concerts West, which promoted the tours of Elvis, John Denver. Neil Diamond, The Moody Blues, Eric Clapton, Elton John, Led Zeppelin, Jimi Hendrix & The Beach Boys.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 22, 2010

By: /s/ Scott Ence

Name: Scott Ence

Title: President

EXHIBIT INDEX

None